UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2010

RISKMETRICS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33928	20-8175809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Chase Manhattan Plaza, 44th Floor New York, New York	10005
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (212) 981-7475

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The information set forth in the press release issued by RiskMetrics Group, Inc. on April 19, 2010, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RISKMETRICS GROUP, INC.

Date: April 19, 2010	By:	/s/ David Obstler
Name: David Obstler
Title: Chief Financial Officer